                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 8, 2003

                         ASHFORD HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)

 MARYLAND                         001-31775              86-1062192
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                         Identification
                                                         Number)


         14180 Dallas Parkway, 9th Floor
                  Dallas, Texas                      75254
    (Address of principal executive offices)         (Zip code)

         Registrant's telephone number, including area code:  (972) 490-9600

EXPLANATORY NOTE: Pursuant to Item 7(a) (4) of Form 8-K, this Current Report on Form 8-K/A amends the Registrant's Current Report on Form 8-K for the event dated September 16, 2003, as filed on September 23, 2003, to include the historical financial statements and pro forma financial information required by
Item 7(a) and (b).

                                   FORM 8-K/A


                                      INDEX

Item 2.  Acquisition or Disposition of Assets                                   3

Item 7.  Financial Statements, Pro Forma Financial Information,
and Exhibits                                                                    4

      a. Financial Statements

         Report of Independent Auditors                                         4

         Combined Historical Summaries of Revenue and Direct Operating
         Expenses for the six months ended June 30, 2003 (unaudited) and
         year ended December 31, 2002                                           5

         Notes to Combined Historical Summaries of Revenue and Direct
         Operating Expenses for the six months ended June 30, 2003
         (unaudited) and year ended December 31, 2002                           6

      b. Pro Forma Financial Information (Unaudited)                            8

         Pro Forma Consolidated Balance Sheet
         as of June 30, 2003                                                    9

         Pro Forma Consolidated Statement of Operations
         for the six months ended June 30, 2003                                11

         Pro Forma Consolidated Statement of Operations
         for the year ended December 31, 2002                                  13

      c. Exhibits                                                              15

         23.1     Consent of Independent Auditors
         99.3     Press Release

      SIGNATURE                                                                16

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 8, 2003, Ashford Hospitality Trust, Inc. (the "Company") acquired five hotel properties from FelCor Lodging Limited Partnership (the "FelCor Properties") for $50 million in cash. The purchase price was the result of an arms' length negotiation. The Company used a portion of the proceeds from its initial public offering of common stock as the source of funds for the acquisition of these properties. A copy of the related press release, dated October 9, 2003, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

                         REPORT OF INDEPENDENT AUDITORS


BOARD OF TRUSTEES AND SHAREHOLDERS
ASHFORD HOSPITALITY TRUST, INC.

We have audited the accompanying Combined Historical Summary of Revenue and Direct Operating Expenses (the Combined Historical Summary) of the FelCor Properties (as described in Note 1) for the year ended December 31, 2002. The Combined Historical Summary is the responsibility of FelCor Lodging Limited Partnership's management. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of Ashford Hospitality Trust, Inc. as described in Note 1, and are not intended to be a complete presentation of the FelCor Properties' revenue and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of the FelCor Properties for year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Dallas, Texas
November 6, 2003

                                FELCOR PROPERTIES
     COMBINED HISTORICAL SUMMARIES OF REVENUE AND DIRECT OPERATING EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                        AND YEAR ENDED DECEMBER 31, 2002


                                                SIX MONTHS
                                                  ENDED              YEAR
                                               JUNE 30, 2003         ENDED
                                                (UNAUDITED)    DECEMBER 31, 2002
                                               -------------   -----------------
REVENUE
       Rooms                                   $  11,269,210   $      22,085,533
       Food and beverage                           1,333,588           2,574,917
       Other                                         601,910           1,296,961
                                               -------------   -----------------
    TOTAL REVENUE                                 13,204,708          25,957,411

DIRECT OPERATING EXPENSES
       Rooms                                       2,673,276           5,627,969
       Food and beverage                           1,242,277           2,360,119
       Other direct                                  535,809           1,296,233
       Indirect                                    4,579,425           8,884,323
       Property taxes and insurance                  791,304           1,565,158
       Management fees                               298,104             583,879
                                               -------------   -----------------
    TOTAL DIRECT OPERATING EXPENSES               10,120,195          20,317,681

                                               -------------   -----------------
    EXCESS REVENUE OVER DIRECT
       OPERATING EXPENSES                      $   3,084,513   $       5,639,730
                                               =============   =================


   The accompanying notes are an integral part of these financial statements.

                                FELCOR PROPERTIES
                NOTES TO COMBINED HISTORICAL SUMMARIES OF REVENUE
                          AND DIRECT OPERATING EXPENSES

1.       ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying Combined Historical Summaries of Revenue and Direct Operating Expenses ("the Combined Historical Summaries") are comprised of the revenue and direct operating expenses of five hotel properties owned by FelCor Lodging Limited Partnership (the "FelCor Properties") during the year ended December 31, 2002 and the six month period ended June 30, 2003 as follows:

        o  Embassy Suites Hotel, East Syracuse, New York
        o  Embassy Suites Hotel, Phoenix Airport, Arizona
        o  Embassy Suites Hotel, Flagstaff, Arizona
        o  Doubletree Guest Suites, Columbus, Ohio
        o  Doubletree Guest Suites, Dayton, Ohio

On October 8, 2003, Ashford Hospitality Trust, Inc. acquired the FelCor Properties for approximately $50 million in cash. The Combined Historical Summaries were prepared for the purpose of assisting management of Ashford Hospitality Trust, Inc. in complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the Combined Historical Summaries exclude certain items not comparable to the proposed future operations of the FelCor Properties such as mortgage interest expense, depreciation expense, corporate expenses, and interest income. Consequently, the Combined Historical Summaries are not representative of the actual operations of the FelCor Properties for the periods presented nor is it necessarily indicative of future operations.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Direct Operating Expenses -- Revenue is recognized as the related service is performed. Expenses are recognized when incurred. Other revenue consists primarily of revenue from telephone and in-house movie services. Indirect expenses primarily consist of general and administrative, sales and marketing, property operations, and energy expenses.

Advertising and Promotion Costs -- Advertising and promotion costs are expensed as incurred.

Repairs and Maintenance Costs -- Repairs and maintenance costs that do not extend the life of the property are expensed as incurred.

Use of Estimates -- The preparation of the Combined Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Combined Historical Summaries and accompanying notes. Actual results could differ from those estimates.

                                FELCOR PROPERTIES
                NOTES TO COMBINED HISTORICAL SUMMARIES OF REVENUE
                          AND DIRECT OPERATING EXPENSES

3.       LEASES

The FelCor Properties have entered into certain noncancelable operating leases for certain equipment. Additionally, one of the FelCor Properties has entered into a land lease. The land lease is subject to a base rent plus contingent rent based on the related property's net operating income. For the six months ended June 30, 2003 and year ended December 31, 2002, total rent expense was approximately $220,000 (unaudited) and $524,000, respectively. Future minimum lease payments under these leases as of June 30, 2003 and December 31, 2002 are as follows:

                      As of
                  June 30, 2003                             As of
                   (unaudited)                        December 31, 2002
                  -------------                       -----------------
2003-2004         $     100,832          2003         $          98,904
2004-2005                79,277          2004                    95,541
2005-2006                63,732          2005                    65,488
2006-2007                51,780          2006                    57,756
2007-2008                51,780          2007                    51,780
Thereafter            2,302,495          Thereafter           2,328,385
                  -------------                       -----------------
Total             $   2,649,896             Total     $       2,697,854
                  =============                       =================

4.       MANAGEMENT AND FRANCHISE AGREEMENTS

All of the FelCor Properties are operated under management agreements. In general, management fees are based on a percentage (ranging from 2% to 3%) of total revenue. These management agreements expire beginning in 2005 through 2012 and generally have renewal options.

The Embassy Suite Hotels included in the FelCor Properties also operate under franchise agreements. In general, franchise fees are based on 4% of room revenue, and are included in indirect operating expenses in the accompanying Combined Historical Summaries of Revenue and Direct Operating Expenses. These franchise agreements expire beginning in 2015 through 2017.

                           ASHFORD HOSPITALITY TRUST, INC.
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of Ashford Hospitality Trust, Inc. (the "Company") and adjusted to give effect to 1) the completion of the Company's formation transactions and its initial public offering on August 28, 2003, and 2) the acquisition of the FelCor Properties on October 8, 2003.

The Unaudited Pro Forma Consolidated Balance Sheet at June 30, 2003 has been prepared to reflect the formation transactions and initial public offering as well as the subsequent acquisition of the Felcor Properties as if such transactions had occurred on June 30, 2003. The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2002 and the six-month period ended June 30, 2003 have been prepared to present the results of operations of the Company as if the formation transactions and initial public offering as well as the acquisition of the Felcor Properties occurred at the beginning of each period presented.

The following consolidated pro forma financial statements should be read in conjunction with the Company's Form 8-K filed with the Securities and Exchange Commission on September 23, 2003, the Company's consolidated financial statements and notes thereto for the year ended December 31, 2002, that are incorporated by reference in the Company's Post-Effective Amendment No. 1 to Form S-11, filed August 28, 2003, and the Combined Historical Summaries of Revenue and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company's opinion, all significant adjustments necessary to reflect the acquisition have been made.

                         ASHFORD HOSPITALITY TRUST, INC.
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 2003
                                   (UNAUDITED)

                                                                             UNADJUSTED                           ADJUSTED
                                        HISTORICAL          (a)               PRO FORMA         (b)               PRO FORMA
                                         JUNE 30,        PRO FORMA            JUNE 30,        PRO FORMA           JUNE 30,
                                           2003         ADJUSTMENTS             2003         ADJUSTMENTS            2003
                                     ---------------    ------------        -------------   -------------       -------------
ASSETS
Investment in hotel properties       $   101,187,622    $  8,107,973  (15)  $ 109,295,595      50,680,465 (19)    159,976,060
   Accumulated depreciation              (18,069,539)                         (18,069,539)                       (18,069,539)
                                     ---------------    ------------        -------------   -------------       -------------
Investment in hotel properties, net       83,118,083       8,107,973           91,226,056      50,680,465         141,906,521
Cash                                       3,927,720     216,911,164   (1)    136,826,461     (49,931,598)(20)     86,894,863
                                                           4,185,000   (2)
                                                          (3,598,738)  (3)
                                                         (17,374,411)  (4)
                                                          (3,000,000)  (9)
                                                         (62,821,155) (11)
                                                           2,554,984  (12)
                                                          (2,933,333) (14)
                                                            (550,000) (16)
                                                            (474,770) (18)
Restricted cash                            2,899,810      (2,554,984) (12)        344,826                             344,826
Accounts receivable, net of
  allowance for doubtful
  accounts of $13,263                      1,070,296                            1,070,296         180,426 (21)      1,250,722
Inventories                                  191,112                              191,112          39,572 (21)        230,684
Deferred costs, net                        1,001,045        (169,528) (13)        831,517                             831,517
Prepaid expenses                             416,369                              416,369         285,456 (21)        701,825
Other assets                                  44,830                               44,830                              44,830
                                     ---------------    ------------        -------------   -------------       -------------
  Total assets                       $    92,669,265    $138,282,202        $ 230,951,467   $   1,254,321       $ 232,205,788
                                     ===============    ============        =============   =============       =============

LIABILITIES AND OWNERS' EQUITY
Mortgage notes payable               $    82,096,150    $(66,096,150) (11)  $  16,000,000                          16,000,000
Capital lease payable                        528,919                              528,919                             528,919
Accounts payable                           1,240,448                            1,240,448         291,405 (21)      1,531,853
Accrued payroll expense                      531,111                              531,111                             531,111
Accrued vacation expense                     228,209                              228,209                             228,209
Accrued sales and occupancy taxes            361,846                              361,846                             361,846
Accrued real estate taxes                    426,379                              426,379         822,916 (21)      1,249,295
Accrued expenses                             452,610                              452,610         140,000 (21)        592,610
Accrued interest                             273,000                              273,000                             273,000
Due to affiliates                            123,502                              123,502                             123,502
                                     ---------------    ------------        -------------   -------------       -------------
  Total liabilities                  $    86,262,174    $(66,096,150)       $  20,166,024   $   1,254,321       $  21,420,345

Commitments & contingencies

Minority interest                                 --      38,004,615  (17)     38,004,615                          38,004,615

Owners' equity                             6,407,091      (4,455,764)  (3)             --                                  --
                                                           3,997,875   (8)
                                                          (4,754,904) (10)
                                                            (550,000) (16)
                                                            (169,528) (13)
                                                            (474,770) (18)

Common stock                                      --         242,341   (1)        257,339                             257,339
                                                               5,000   (2)
                                                                 250   (5)
                                                               6,893   (6)
                                                                 689   (7)
                                                               2,166  (10)

Additional paid-in capital                        --     216,668,823   (1)    178,952,342                         178,952,342
                                                           4,180,000   (2)
                                                             857,026   (3)
                                                         (17,374,411)  (4)
                                                             224,750   (5)
                                                           6,196,960   (6)
                                                                (689)  (7)
                                                          (3,997,875)  (8)
                                                          (3,000,000)  (9)
                                                           4,754,904  (10)
                                                              (2,166) (10)
                                                           3,274,995  (11)
                                                          (2,933,333) (14)
                                                           8,107,973  (15)
                                                         (38,004,615) (17)

Unearned compensation                             --        (225,000)  (5)     (6,428,853)                         (6,428,853)
                                                          (6,203,853)  (6)
                                     ---------------    ------------        -------------   -------------       -------------
Total owners' equity                 $     6,407,091    $166,373,737        $ 172,780,828   $          --       $ 172,780,828
                                     ---------------    ------------        -------------   -------------       -------------
Total liabilities and owners'
  equity                             $    92,669,265    $138,282,202        $ 230,951,467   $   1,254,321       $ 232,205,788
                                     ===============    ============        =============   =============       =============

The accompanying notes and management's assumptions are an integral part of this consolidated pro forma balance sheet.

Explanation of pro forma adjustments:

(a) Represents pro forma adjustments to reflect the completion of the Company's formation transactions and its initial public offering on August 28, 2003, as described in the Company's Post-Effective Amendment No. 1 to Form S-11, filed August 28, 2003.

(b) Represents pro forma adjustments to reflect the acquisition of FelCor Properties.

 (1) Represents the sale of 22,500,000 shares of common stock, par value of $.01, at the initial price of approximately $9, plus an additional 1,734,072 shares of common stock, par value of $.01, related to the underwriters' over-allotment option, at an initial price of $9 less fees.

 (2) Represents the sale of 500,000 shares of common stock, par value of $.01, to Messrs. Archie and Montgomery Bennett at the initial price of $9 less the underwriters discount of 7%.

 (3) Represents payment of net working capital to Messrs. Archie and Montgomery Bennett of $3,598,738 (net of fixed asset commitments of $857,026).

 (4) Represents payment of $17.3 million in offering costs, including $14.2 of underwriters discount.

 (5) Represents the issuance of 25,000 restricted shares of common stock, par value of $.01, to Company directors.

 (6) Represents the issuance of 689,317 restricted shares of common stock, par value of $.01, to Company employees and employees of affiliates.

 (7) Represents the issuance of 68,926 shares of common stock, par value of $.01, to the underwriters of the offering.

 (8) Represents the contribution of five hotel properties to the Company in exchange for 4,632,917 limited partnership units.

 (9) Represents additional consideration of $3,000,000 paid in cash for the Las Vegas property.

(10) Represents the contribution of one hotel property to the Company in exchange for 216,634 shares of common stock, par value of $.01.

(11) Represents mortgage loans payoffs and debt forgiveness as follows:


     Austin Embassy                              $    12,400,000
     Dallas Embassy                                   12,560,000
     Dulles Embassy                                   14,040,000
     Covington                                         9,274,995 (includes debt forgiven of $3,274,995)
     Holtsville                                       17,821,155
                                                 ---------------
          Total mortgage loans payoffs                66,096,150
     Less Covington debt forgiven                      3,274,995
                                                 ---------------
          Total cash paid                        $    62,821,155
                                                 ===============


(12) Represents adjustment to restricted cash balance due to mortgage loans payoffs.

(13) Represents a write-down of deferred loan costs due to mortgage loans payoffs.

(14) Represents payment of $2.9 million related to Special Limited Partner interest associated with one of the contributed hotel properties.

(15) Represents the 15.5% partial step-up of the historical net carrying value resulting from the acquisition of the minority partner interests.

(16) Represents a reduction in purchased working capital from a 1% termination fee on the payoff of the $39,000,000 loan for the Austin Embassy, Dallas Embassy, and Dulles Embassy properties and the $16,000,000 loan for the Las Vegas Embassy.

(17) Establish minority interest in accordance with EITF No. 94-2, Treatment of Minority Interest in Certain Real Estate Investments.

(18) Represents net loss, distributions paid to owners, and contributions from owners prior to the initial public offering.

(19) Represents management's estimate of the allocation of the purchase price and closing costs.

(20) Represents payment of the purchase price, closing costs, and related costs of acquiring the properties.

(21) Represents the historical balance sheet of the acquired properties plus other closing costs paid or accrued.

                        ASHFORD HOSPITALITY TRUST, INC.
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                  (UNAUDITED)


                                                                             UNADJUSTED                           ADJUSTED
                                        HISTORICAL          (a)               PRO FORMA         (b)               PRO FORMA
                                         JUNE 30,        PRO FORMA            JUNE 30,        PRO FORMA           JUNE 30,
                                           2003         ADJUSTMENTS             2003         ADJUSTMENTS            2003
                                     ---------------    ------------        -------------   -------------       -------------
REVENUE
        Rooms                        $    14,590,287                        $  14,590,287   $  11,269,210 (10)  $  25,859,497
        Food and beverage                  2,797,012                            2,797,012       1,333,588 (10)      4,130,600
        Other                                471,102                              471,102         601,910 (10)      1,073,012
                                     ---------------    ------------        -------------   -------------       -------------
     TOTAL REVENUE                        17,858,401              --           17,858,401      13,204,708          31,063,109

EXPENSES
     Hotel operating expenses
        Rooms                              3,366,255                            3,366,255       2,673,276 (10)      6,039,531
        Food and beverage                  2,113,005                            2,113,005       1,242,277 (10)      3,355,282
        Other direct                         370,117                              370,117         535,809 (10)        905,926
        Indirect                           4,443,590                            4,443,590       4,788,425 (12)      9,232,015
        Management fees                      535,730                              535,730         298,104 (10)        833,834
     Property taxes, insurance,
      and other                            1,224,659                            1,224,659         791,304 (10)      2,015,963
     Depreciation & amortization           2,192,332         105,213 (6)        2,297,545         922,547 (11)      3,220,092
     Corporate general and
      administrative                       2,010,491       3,557,000 (5)        6,826,491                           6,826,491
                                                           1,034,000 (4)
                                                             225,000 (8)
                                     ---------------    ------------        -------------   -------------       -------------
     TOTAL OPERATING EXPENSES             16,256,179       4,921,213           21,177,392      11,251,742          32,429,134
                                     ---------------    ------------        -------------   -------------       -------------
     OPERATING INCOME (LOSS)               1,602,222      (4,921,213)          (3,318,991)      1,952,966          (1,366,025)
                                     ---------------    ------------        -------------   -------------       -------------

     Interest income                          16,849                               16,849                              16,849
     Interest expense                      3,015,866      (2,306,050 (1)          696,251                             696,251
                                                             (13,565)(2)

                                     ---------------    ------------        -------------   -------------       -------------
     NET INCOME (LOSS) BEFORE
      MINORITY INTEREST AND
      INCOME TAXES                        (1,396,795)     (2,601,598)          (3,998,393)      1,952,966          (2,045,427)
                                     ---------------    ------------        -------------   -------------       -------------

     Income tax expense                           --              -- (3)               --                                  --
     Minority interest                            --        (720,910)(9)         (720,910)        352,120 (9)        (368,790)

                                     ---------------    ------------        -------------   -------------       -------------
     NET INCOME (LOSS)               $    (1,396,795)   $ (1,880,688)       $  (3,277,483)  $   1,600,846       $  (1,676,637)
                                     ===============    ============        =============   =============       =============

EARNINGS (LOSS) PER SHARE:
     Basic and diluted                                                      $       (0.13)                      $       (0.07)
                                                                            =============                       =============

WEIGHTED AVERAGE SHARES OUTSTANDING:
     Basic and diluted                                                 (7)     25,733,949                          25,733,949
                                                                            =============                       =============


   The accompanying notes and management's assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a) Represents pro forma adjustments to reflect the completion of the Company's formation transactions and its initial public offering on August 28, 2003, as described in the Company's Post-Effective Amendment No. 1 to Form S-11, filed August 28, 2003.

(b) Represents pro forma adjustments to reflect the acquisition of FelCor Properties.

(1) Represents the interest expense reduction due to payoff of mortgage notes, as follows:

        Austin Embassy             $   523,694
        Dallas Embassy                 530,450
        Dulles Embassy                 592,956
        Covington                      224,994
        Holtsville                     433,956
                                   -----------
                                   $ 2,306,050
                                   ===========

(2) Represents elimination of deferred loan costs amortization due to payoff of mortgage notes.

(3)  Income tax expense on a pro forma basis is zero.

(4) Represents restricted shares issued to officers, employees, and employees of affiliates vesting one-third annually. Pro forma compensation expense is calculated as follows: 689,317 shares valued at $9 per share offering price for total compensation cost of $6,203,853, of which one third vests annually to generate a six-month pro forma cost of $1,034,000.

(5) Represents additional general and administrative expenses associated with the operations of the Company, which includes projected compensation and benefit expenses, along with related overhead and administration expense calculated on an historical basis, as well as property-level general and administrative expenses.

(6) Represents additional depreciation expense resulting from step-up of net carrying value due to acquisition of minority interests.

(7)  Common shares issuable include:

        Shares issued in the initial public offering                            22,500,000
        Shares issued upon exercise of underwriters' over-allotment              1,734,072
        Shares sold to Archie and Montgomery Bennett                               500,000
        Shares conveyed to a limited partnership owned by Archie and
            Montgomery Bennett                                                     216,634
        Restricted shares issuable to Company directors                             25,000 assumed to be fully vested
        Shares issued to Company underwriters                                       68,926
        Restricted shares issued to executives and employees                       689,317 assumed to be fully vested
                                                                              ------------
        Total basic shares                                                      25,733,949
                                                                              ============

     Shares issuable upon conversion of 5,657,917 units of partnership interest in the Company's operating partnership are excluded from the calculation of diluted weighted average shares outstanding in periods reporting a net loss as such units would be anti-dilutive.

(8) Represents restricted shares issued to directors that vest after three months. Pro forma compensation expense is calculated as follows: 25,000 shares valued at $9 per share offering price for total compensation cost of $225,000.

(9) Minority interest represents 18.03% of the net loss before minority interest.

(10) Represents FelCor Properties unaudited combined historical summary of revenue and direct operating expenses for the six months ended June 30, 2003.

(11) Represents the estimated depreciation expense associated with the acquired properties based on the preliminary purchase price allocation.

(12) Represents FelCor Properties unaudited combined historical summary of revenue and direct operating expenses for the six months ended June 30, 2003 plus additional franchise fees of $209,000.

                         ASHFORD HOSPITALITY TRUST, INC.
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)


                                                                             UNADJUSTED                           ADJUSTED
                                        HISTORICAL          (a)               PRO FORMA         (b)               PRO FORMA
                                       DECEMBER 31,       PRO FORMA          DECEMBER 31,     PRO FORMA          DECEMBER 31,
                                           2002          ADJUSTMENTS             2002         ADJUSTMENTS            2002
                                     ---------------    ------------        -------------   -------------       -------------
REVENUE
         Rooms                       $    28,529,640                        $  28,529,640   $  22,085,533 (10)  $  50,615,173
         Food and beverage                 5,698,029                            5,698,029       2,574,917 (10)      8,272,946
         Other                             1,130,112                            1,130,112       1,296,961 (10)      2,427,073
                                     ---------------    ------------        -------------   -------------       -------------
      TOTAL REVENUE                       35,357,781              --           35,357,781      25,957,411          61,315,192

EXPENSES
      Hotel operating expenses
         Rooms                             6,461,721                            6,461,721       5,627,969 (10)     12,089,690
         Food and beverage                 4,183,371                            4,183,371       2,360,119 (10)      6,543,490
         Other direct                        621,693                              621,693       1,296,233 (10)      1,917,926
         Indirect                          8,702,894                            8,702,894       9,301,323 (12)     18,004,217
         Management fees                   1,059,867                            1,059,867         583,879 (10)      1,643,746
      Property taxes, insurance,
        and other                          2,437,482                            2,437,482       1,565,158 (10)      4,002,640
      Depreciation & amortization          4,833,551         210,426 (6)        5,043,977       1,845,095 (11)      6,889,072
      Corporate general and
        administrative                     3,667,410       7,114,000 (5)       13,074,410                          13,074,410
                                                           2,068,000 (4)
                                                             225,000 (8)
                                     ---------------    ------------        -------------   -------------       -------------
      TOTAL OPERATING EXPENSES            31,967,989       9,617,426           41,585,415      22,579,776          64,165,191
                                     ---------------    ------------        -------------   -------------       -------------
      OPERATING INCOME (LOSS)              3,389,792      (9,617,426)          (6,227,634)      3,377,635          (2,849,999)
                                     ---------------    ------------        -------------   -------------       -------------

      Interest income                         53,485                               53,485                              53,485
      Interest expense                     6,536,195      (4,759,515) (1)       1,749,551                           1,749,551
                                                             (27,129) (2)
                                     ---------------    ------------        -------------   -------------       -------------
      NET INCOME (LOSS) BEFORE
       MINORITY INTEREST AND
       INCOME TAXES                       (3,092,918)     (4,830,782)          (7,923,700)      3,377,635          (4,546,065)
                                     ---------------    ------------        -------------   -------------       -------------

      Income tax expense                          --              --  (3)              --                                  --
      Minority interest                           --      (1,428,643  (9)      (1,428,643)        608,988  (9)       (819,656)
                                     ---------------    ------------        -------------   -------------       -------------
      NET INCOME (LOSS)              $    (3,092,918)   $ (3,402,139)       $  (6,495,057)  $   2,768,647       $  (3,726,409)
                                     ===============    ============        =============   =============       =============

EARNINGS (LOSS) PER SHARE:
      Basic and diluted                                                     $       (0.25)                      $       (0.14)
                                                                            =============                       =============

WEIGHTED AVERAGE SHARES OUTSTANDING:
      Basic and diluted                                                (7)     25,733,949                          25,733,949
                                                                            =============                       =============


The accompanying notes and management's assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a) Represents pro forma adjustments to reflect the completion of the Company's formation transactions and its initial public offering on August 28, 2003, as described in the Company's Post-Effective Amendment No. 1 to Form S-11, filed August 28, 2003.

(b) Represents pro forma adjustments to reflect the acquisition of FelCor Properties.

(1) Represents the interest expense reduction due to payoff of mortgage notes, as follows:

         Austin Embassy                    $ 1,056,067
         Dallas Embassy                      1,069,693
         Dulles Embassy                      1,195,740
         Covington                             499,849
         Holtsville                            938,166
                                           -----------
                                           $ 4,759,515
                                           ===========


(2) Represents elimination of deferred loan costs amortization due to payoff of mortgage notes.

(3) Income tax expense on a pro forma basis is zero.

(4) Represents restricted shares issued to officers, employees, and employees of affiliates vesting one-third annually. Pro forma compensation expense is calculated as follows: 689,317 shares valued at $9 per share offering price for total compensation cost of $6,203,853, of which one third vests annually to generate an annual pro forma cost of $2,068,000.

(5) Represents additional general and administrative expenses associated with the operations of the Company, which includes projected compensation and benefit expenses, along with related overhead and administration expense calculated on an historical basis, as well as property-level general and administrative expenses.

(6) Represents additional depreciation expense resulting from step-up of net carrying value due to the acquisition of minority interests.

(7) Common shares issuable include:

         Shares issued in the initial public offering                                    22,500,000
         Shares issued upon exercise of underwriters' over-allotment                      1,734,072
         Shares sold to Archie and Montgomery Bennett                                       500,000
         Shares conveyed to a limited partnership owned by Archie and Montgomery Bennett    216,634
         Restricted shares issuable to Company directors                                     25,000 assumed to be fully vested
         Shares issued to Company underwriters                                               68,926
         Restricted shares issued to executives and employees                               689,317 assumed to be fully vested
                                                                                         ----------
         Total basic shares                                                              25,733,949
                                                                                         ==========

     Shares issuable upon conversion of 5,657,917 units of partnership interest in the Company's operating partnership are excluded from the calculation of diluted weighted average shares outstanding in periods reporting a net loss as such units would be anti-dilutive.

 (8) Represents restricted shares issued to directors that vest after three months. Pro forma compensation expense is calculated as follows: 25,000 shares valued at $9 per share offering price for total compensation cost of $225,000.

 (9) Minority interest represents 18.03% of the net loss before minority interest.

(10) Represents FelCor Properties combined historical summary of revenue and direct operating expenses for the year ended December 31, 2002.

(11) Represents the estimated depreciation expense associated with the acquired properties based on the preliminary purchase price allocation.

(12) Represents FelCor Properties combined historical summary of revenue and direct operating expenses for the year ended December 31, 2003 plus additional franchise fees of $417,000.

EXHIBITS

23.1     Consent of Independent Auditors

99.3 Press Release of the Company dated October 9, 2003, announcing the acquisition of the FelCor Properties.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2003

                                ASHFORD HOSPITALITY TRUST, INC.

                                By: /s/ DAVID J. KIMICHIK
                                    ------------------------
                                David J. Kimichik
                                Chief Financial Officer